                                                                   EXHIBIT 10.18

                               SECURITY AGREEMENT


     This Security Agreement is made as of May 16, 2001 between Curon Medical, Inc., a Delaware corporation ("Pledgee"), and Jim Goode ("Pledgor").

     1.  Note Issuance. Pledgee has agreed to lend Pledgor $68,500 pursuant to a
         -------------
promissory note (the "Note"). The Note and the obligations thereunder are as set forth in Exhibit A to this Security Agreement.
         ---------

     2.  Creation and Description of Security Interest.  Pledgor, pursuant to
         ---------------------------------------------
the California Commercial Code, hereby pledges thirty thousand (30,000) shares of the Common Stock of Oratec Interventions, Inc., a Delaware corporation (herein sometimes referred to as the "Collateral" or the "Pledged Stock") and shall deliver said certificate to the Secretary of Pledgee ("Pledgeholder") within 30 days herein, who shall hold said certificate subject to the terms and conditions of this Security Agreement.

     The pledged stock (together with an executed blank stock assignment attached hereto as Exhibit B for use in transferring all or a portion of the
                   ---------
Shares to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, and the Pledgeholder shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

     3.  Pledgor's Representations and Covenants.  To induce Pledgee to enter
         ---------------------------------------
into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

         (a)  Payment of Indebtedness.  Pledgor will pay the principal sum of
              -----------------------
the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

         (b)  Encumbrances.  The Shares are free of all other encumbrances,
              ------------
defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

         (c)  Margin Regulations.  In the event that Pledgee's Common Stock is
              ------------------
now or later becomes margin-listed by the Federal Reserve Board and Pledgee is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G"), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

     4.  Voting Rights.  During the term of this pledge and so long as all
         -------------
payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

     5.  Stock Adjustments.  In the event that during the term of the pledge any
         -----------------
stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

     6.   Default.  Pledgor shall be deemed to be in default of the Note and of
          -------
this Security Agreement in the event that payment of principal or interest on the Note shall be delinquent for a period of 30 days or more. In the case of default, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the California Commercial Code.

     7.   Release of Collateral.  Subject to any applicable contrary rules under
          ---------------------
Regulation G, there shall be released from this pledge a portion of the Pledged Shares held by Pledgeholder hereunder upon payments of the principal of the Note. The number of the Pledged Shares which shall be released shall be that number of full shares which bears the same proportion to the initial number of shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note.

     8.   Withdrawal or Substitution of Collateral.  Pledgor shall not sell,
          ----------------------------------------
withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

     9.   Term.  The within pledge of Shares shall continue until the payment of
          ----
all indebtedness secured hereby, at which time the remaining pledged stock shall be promptly delivered to Pledgor, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

     10.  Insolvency.  Pledgor agrees that if a bankruptcy or insolvency
          ----------
proceeding is instituted by or against it, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

     11.  Pledgeholder Liability.  In the absence of willful or gross
          ----------------------
negligence, Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder.

     12.  Invalidity of Particular Provisions.  Pledgor and Pledgee agree that
          -----------------------------------
the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

     13.  Successors or Assigns.  Pledgor and Pledgee agree that all of the
          ---------------------
terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

     14.  Governing Law.  This Security Agreement shall be interpreted and
          -------------
governed under the internal substantive laws, but not the choice of law rules, of California.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


PLEDGOR                               /s/  Jim Goode
                                      --------------------------------------
                                      Jim Goode

                                      Address:   9073 Cedar Ridge Drive
                                                 Granite Bay, CA  95746


PLEDGEE                               CURON MEDICAL, INC.
                                      a Delaware corporation

                                      /s/ John W. Morgan
                                      --------------------------------------
                                      John W. Morgan, President and CEO



PLEDGEHOLDER                          /s/ David J. Saul
                                      ----------------------
                                      David J. Saul


                                      Address:  Wilson Sonsini Goodrich & Rosati
                                                650 Page Mill Road
                                                Palo Alto, CA 94304

                                   EXHIBIT A
                                   ---------

                                      NOTE


$68,500.00                                                 Sunnyvale, California
                                                                    May 16, 2001

     FOR VALUE RECEIVED, Jim Goode, promises to pay to Curon Medical, Inc., a Delaware corporation (the "Company"), or order, the principal sum of Sixty-eight Thousand Five Hundred dollars ($68,500), together with interest on the unpaid principal hereof from the date hereof at the rate of four point eight percent (4.8 %) per annum, compounded semi-annually.

     Principal and interest shall be due and payable on May 16, 2002.   Payment
of principal and interest shall be made in lawful money of the United States of America.

     The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

     This Note is secured in part by a pledge of thirty thousand (30,000) shares of the Common Stock of Oratec Interventions, Inc. that have a total value as of the date of this note of at least One Hundred and Thirty-nine Thousand dollars ($139,000) under the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof.

     The holder of this Note shall have full recourse against the undersigned, and shall not be required to proceed against the above collateral securing this
Note in the event of default.

     In the event the undersigned shall cease to be an employee or consultant of the Company for any reason, this Note shall, at the option of the Company, be accelerated, and the whole unpaid balance on this Note of principal and accrued interest shall be immediately due and payable.

     Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned.

                                            /s/ Jim Goode
                                            ____________________________________
                                            Jim Goode

                                   EXHIBIT B
                                   ---------

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED I, Jim Goode ("Pledgor"), hereby sell, assign and transfer unto Curon Medical, Inc. ("Pledgee") thirty thousand (30,000) shares of the Common Stock of Oratec Interventions, Inc. standing in my name of the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint __________________________________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

     This Stock Assignment may be used only in accordance with the Security Agreement between Curon Medical, Inc. and the undersigned dated May 16, 2001.


Dated: _______________, ____


                                           Signature: /s/ Jim Goode
                                                     ________________________




INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Pledgee to exercise its rights to the Collateral as set forth in the Security Agreement, without requiring additional signatures on the part of the Pledgor.